UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2026

VOLATO GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1954 Airport Road, Suite 124

Chamblee, GA 30341

(Address of principal executive offices) (zip code)

844-399-8998

Registrant’s telephone number, including area code

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SOAR	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $287.50	SOARW	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On April 16, 2026, Volato Group, Inc., a Delaware corporation (the “Company”), entered into Share Exchange Agreements with Charcoal Hill Family Limited Partnership, a Nevada limited partnership, and Douglas Cole. On April 17, 2026, the Company entered into an additional Share Exchange Agreement (all Share Exchange Agreements collectively, the “Agreements”) with Clearthink Capital Partners, LLC, a Delaware limited liability company, (all investors collectively, the “Investors”). The Investors are shareholders of M2i Global, Inc., a Nevada corporation (“M2i Global”), whose common stock is publicly traded on the OTCQB Venture Market of OTC Markets Group, Inc. under the symbol “MTWO”. Pursuant to the Agreements, the Company agreed to issue an aggregate of 5,407,499 shares of the Company’s Class A common stock (the “Volato Shares”) to the Investors in exchange for an aggregate of 48,044,912 shares of M2i Global common stock (the “M2i Shares”), with an implied value of $0.0304 per share for the M2i Shares and $0.2701 per share for the Volato Shares.

The Volato Shares issued to the Investors have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). However, the Company has agreed to promptly, but in no event later than sixty (60) days following the issuance of the Volato Shares, file a registration statement with the Securities and Exchange Commission for the purpose of registering the resale of the Volato Shares.

The Agreements contain customary representations, warranties, agreements and obligations of the parties. Among other things, the Investors represented to the Company that they are each an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act). The Company offered and issued the Volato Shares in reliance upon the exemptions from registration contained in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the Agreements, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of Share Exchange Agreement, dated April 2026, between the Company and certain shareholders of M2i Global, Inc.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 21, 2026

Volato Group, Inc.

	By:	/s/ Mark Heinen
	Name:	Mark Heinen
	Title:	Chief Financial Officer